UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                          March 29, 2005, April 1, 2005


                               Pipeline Data Inc.


             (Exact name of registrant as specified in its charter)


            DELAWARE                  333-79831                13-3953764

State or other jurisdiction of   (Registration No.)          (IRS Employer
 incorporation or organization                            Identification No.)


             1599 Washington Street, Braintree, Massachusetts 02184
                    (Address of principal executive offices)

                                 (800) 932-5708
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

     On March 29, 2005, the board of directors of Pipeline Data Inc. (PPDA) has authorized the extension of the expiration date of the class "B" redeemable warrants (PPDAZ), cusip number 724059126, until December 31, 2007. The exercise price of $2.50 remains unchanged. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 7.01  REGULATION FD DISCLOSURE

     On April 1, 2005, Pipeline Data Inc. announced that it has authorized the extension of the expiration date of the class "B" redeemable warrants (PPDAZ), cusip number 724059126, until December 31, 2007. The exercise price of $2.50 remains unchanged. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      Pipeline Data Inc,

Dated: April 1, 2005                               By: /s/ MacAllister Smith

                                                      ------------------------
                                                      MacAllister Smith
                                                      Chief Executive Officer